EX-99.23(h)(13)

                                    AMENDMENT
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                              JNL VARIABLE FUND LLC
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator"), and JNL VARIABLE FUND LLC, a Delaware limited liability company ("JNL Variable Fund").

     WHEREAS, the Administrator and the JNL Variable Fund entered into an Administration Agreement dated as of January 31, 2001 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to the investment portfolios of the JNL Variable Fund LLC (each a "Fund");

     WHEREAS, new funds have been added.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated October 4, 2004, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated October 4, 2004, attached hereto.

     IN WITNESS WHEREOF, the Administrator and the JNL Variable Fund have caused this Amendment to be executed as of this 4th day of October, 2004.

JACKSON NATIONAL ASSET                     JNL VARIABLE FUND LLC
MANAGEMENT, LLC


By:                                        By:
     ------------------------------             -----------------------

Name:   MARK D. NERUD                      Name:  ROBERT A. FRITTS
        ---------------------------             -----------------------

Title:   CHIEF FINANCIAL OFFICER           Title:   PRESIDENT
        ---------------------------                - ------------------

                                   SCHEDULE A
                              Dated October 4, 2004

          JNL/Mellon Capital Management The DowSM 10 Fund
          JNL/Mellon Capital Management The S&P(R) 10 Fund
          JNL/Mellon Capital Management Global 15 Fund
          JNL/Mellon Capital Management 25 Fund
          JNL/Mellon Capital Management Select Small-Cap Fund
          JNL/Mellon Capital Management Nasdaq(R) 15 Fund
          JNL/Mellon Capital Management VIP Fund
          JNL/Mellon Capital Management Value Line(R) 25 Fund
          JNL/Mellon Capital Management JNL 5 Fund
          JNL/Mellon Capital Management Communications Sector Fund
          JNL/Mellon Capital Management Consumer Brands Sector Fund JNL/Mellon Capital Management Energy Sector Fund
          JNL/Mellon Capital Management Financial Sector Fund
          JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund JNL/Mellon Capital Management Technology Sector Fund

                                   SCHEDULE B
                              Dated October 4, 2004

         FUNDS                                                         FEE

JNL/Mellon Capital Management The DowSM 10 Fund                        .15%
JNL/Mellon Capital Management The S&P(R)10 Fund                        .15%
JNL/Mellon Capital Management Global 15 Fund                           .20%
JNL/Mellon Capital Management 25 Fund                                  .15%
JNL/Mellon Capital Management Select Small-Cap Fund                    .15%
JNL/Mellon Capital Management Nasdaq(R)15 Fund                         .15%
JNL/Mellon Capital Management VIP Fund                                 .15%
JNL/Mellon Capital Management Value Line(R)25 Fund                     .15%
JNL/Mellon Capital Management JNL 5 Fund                               .15%
JNL/Mellon Capital Management Communications Sector Fund               .15%
JNL/Mellon Capital Management Consumer Brands Sector Fund              .15%
JNL/Mellon Capital Management Energy Sector Fund                       .15%
JNL/Mellon Capital Management Financial Sector Fund                    .15%
JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund    .15%
JNL/Mellon Capital Management Technology Sector Fund                   .15%